Contingencies And Commitments	12 Months Ended
Jul. 02, 2011
Contingencies And Commitments
Contingencies And Commitments

Note 14 – Contingencies and Commitments

Contingent Liabilities The corporation is a party to various pending legal proceedings, claims and environmental actions by government agencies. The corporation records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. Any provisions are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to the particular matter.

Aris This is a consolidation of cases filed by individual complainants with the Republic of the Philippines, Department of Labor and Employment and the National Labor Relations Commission (NLRC) from 1998 through July 1999. The complaint alleges unfair labor practices due to the termination of manufacturing operations in the Philippines by Aris Philippines, Inc. (Aris), a former subsidiary of the corporation. The complaint names the corporation as a party defendant. In 2006, the arbitrator ruled against the corporation and awarded the plaintiffs $80 million in damages and fees. This ruling was appealed by the corporation and subsequently set aside by the NLRC in December 2006. Both the complainants and the corporation have filed motions for reconsideration. The corporation continues to believe that the plaintiffs' claims are without merit; however, it is reasonably possible that this case will be ruled against the corporation and have a material adverse impact on the corporation's results of operations and cash flows.

Hanesbrands Inc. In September 2006, the corporation spun off its branded apparel business into an independent publicly-traded company named Hanesbrands Inc. ("HBI"). In connection with the HBI spin-off, the corporation and HBI entered into a tax sharing agreement that governs the allocation of tax assets and liabilities between the parties. As previously disclosed, HBI initiated binding arbitration claiming that it was owed $72 million from the corporation under the tax sharing agreement. In Phase I of the bifurcated arbitration, the tribunal ruled in favor of the corporation on all issues and the corporation's interpretation prevailed. Accordingly, Sara Lee owes $3.3 million, plus interest, to HBI. The corporation had already conceded this amount was owed and had previously established a reserve reflecting this liability. The time period for HBI to challenge the tribunal's ruling has not yet lapsed; however the corporation believes that the likelihood of an unfavorable outcome is remote.

Multi-Employer Pension Plans The corporation participates in various multi-employer pension plans that provide retirement benefits to certain employees covered by collective bargaining agreements (MEPP). Participating employers in a MEPP are jointly responsible for any plan underfunding. MEPP contributions are established by the applicable collective bargaining agreements; however, the MEPPs may impose increased contribution rates and surcharges based on the funded status of the plan and the provisions of the Pension Protection Act, which requires substantially underfunded MEPPs to implement rehabilitation plans to improve funded status. Factors that could impact funded status of a MEPP include investment performance, changes in the participant demographics, financial stability of contributing employers and changes in actuarial assumptions.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as a complete or partial withdrawal liability) if a MEPP has unfunded vested benefits. These withdrawal liabilities, which would be triggered if the corporation ceases to make contributions to a MEPP with respect to one or more collective bargaining units, would equal the corporation's proportionate share of the unfunded vested benefits based on the year in which the liability is triggered. The corporation believes that certain of the MEPPs in which it participates have unfunded vested benefits, and some are significantly underfunded. Withdrawal liability triggers could include the corporation's decision to close a plant or the dissolution of a collective bargaining unit. Due to uncertainty regarding future withdrawal liability triggers, we are unable to determine the amount and timing of the corporation's future withdrawal liability, if any, or whether the corporation's participation in these MEPPs could have any material adverse impact on its financial condition, results of operations or liquidity. Disagreements over potential withdrawal liability may lead to legal disputes.

The corporation's regularly scheduled contributions to MEPPs related to continuing operations totaled approximately $3 million in 2011, $4 million in 2010 and $5 million in 2009. The corporation's regularly scheduled contributions to MEPPs related to its discontinued North American fresh bakery operations totaled approximately $45 million in 2011, $43 million in 2010 and $42 million in 2009. The corporation also recognized charges (credits) for partial withdrawal liabilities related to MEPPs, which are reported in discontinued operations, of approximately $(3) million in 2011, $23 million in 2010 and $31 million in 2009. The $3 million credit in 2011 is an adjustment of an estimate made in 2010.

Competition Law During the past few years, competition authorities in various European countries and the European Commission have initiated investigations into the conduct of consumer products companies. These investigations usually continue for several years and, if violations are found, may result in substantial fines. In connection with these investigations, Sara Lee's household and body care business operating in Europe has received requests for information, made employees available for interviews, and been subjected to unannounced inspections by various competition authorities. Sara Lee has been imposed fines in three instances (a € 4.0 million fine imposed by the Italian Cartel Authority in the second quarter of 2011, a € 3.7 million fine imposed by the Spanish Competition Authorities in the second quarter of 2010, and a € 5.5 million fine imposed by the German cartel authorities in February 2008), but no formal charges have been brought against Sara Lee concerning the substantive conduct that is the subject of these other investigations. Our practice is to comply with all laws and regulations applicable to our business, including the antitrust laws, and to cooperate with relevant regulatory authorities.

Charges for fines that already have been imposed against the corporation or were probable of being imposed have been reflected in the Consolidated Statements of Income in the period we were notified of the fines or it was probable that a loss was incurred. The total amount accrued for remaining competition matters is € 7.7 million as of July 2, 2011 which represents an accrual for the fine imposed by the Spanish Competition authorities. The fines imposed by the Italian Cartel Authorities and the German Cartel Authorities have been paid by the corporation. A previous accrual of € 20 million for an investigation in the Netherlands has been released as the corporation was found not to have violated any competition laws in connection with this matter and the matter has been concluded without an imposition of a fine. Except for fines previously assessed or accrued by the corporation, we are unable to estimate the impact on our financial statements of additional fines, if any, that may be imposed against the corporation. The corporation has completed the divestiture of most of its household and body care business; however the corporation has retained any potential liability for these matters.

Belgian tax matter In 1997, the corporation sold a Belgian subsidiary to an unrelated third party. At the time of the sale, the Belgian subsidiary owed a Belgian tax liability of approximately € 30 million (resulting from an intercompany restructuring completed before the 1997 sale) and the third party buyer assumed all assets and liabilities of the subsidiary. In 1999, the former Belgian subsidiary, then owned by the third party buyer, declared bankruptcy and did not pay the outstanding Belgian tax liability. In 2001, the Belgian Ministry of Finance launched an investigation into the 1997 sale. In November 2009, the corporation received from the Belgian state prosecutor a notice of intent to indict the third party buyer as well as several of the corporation's international subsidiaries and several current and former directors and officers of such subsidiaries, in connection with the 1997 sale. The notice alleges various tax-related legal violations, some of which carry criminal penalties. The corporation has agreed to a settlement with the Belgian authorities, which settlement was approved by the Belgian Judiciary on June 30, 2011. Accordingly, the criminal proceedings were dismissed. The € 32 million settlement amount for Belgian taxes, interest and penalties, which was previously paid into an escrow account, has been released to the Belgian State/Tax Authorities and the matter is now considered closed.

Nestec/Nespresso The corporation is involved in several legal matters relating to its manufacture and sale of L'OR EspressO capsules. In June 2010, Nestec/Nespresso (Nestle) filed a suit against Sara Lee Coffee and Tea France alleging patent infringement related to Sara Lee's sale and distribution of espresso capsules. On January 19, 2011, Nestle filed a similar suit against Sara Lee Coffee and Tea in the Netherlands after Sara Lee began selling espresso capsules in that country. On May 11, 2011, Sara Lee Coffee and Tea Belgium served a writ of summons on Nestle seeking a declaration of non-infringement in connection with Sara Lee's sale and distribution of espresso capsules in Belgium. All of these proceedings relate to the alleged patent infringement of two European patents granted to Nestle. In the lawsuit filed in France, Nestle claims that damages could be as high as € 50 million. The corporation believes that neither of the patents granted to Nestle are being infringed and further believes the patents are invalid. We are vigorously contesting Nestle's allegations.

Purchase Commitments During 2007, the corporation exited a U.S. meat production plant that included a hog slaughtering operation. Certain purchase contracts for the purchase of live hogs at this facility were not exited or transferred after the closure of the facility. However, the corporation has entered into a hog sales contract under which these hogs will be sold to another slaughter operator. These purchase commitments expire by June 2012 and, using hog pricing at July 2, 2011, the corporation has approximately $22 million of commitments remaining under these contracts.

Guarantees The corporation is a party to a variety of agreements under which it may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts entered into by the corporation under which the corporation agrees to indemnify a third party against losses arising from a breach of representations and covenants related to matters such as title to assets sold, the collectibility of receivables, specified environmental matters, lease obligations assumed and certain tax matters. In each of these circumstances, payment by the corporation is conditioned on the other party making a claim pursuant to the procedures specified in the contract. These procedures allow the corporation to challenge the other party's claims. In addition, the corporation's obligations under these agreements may be limited in terms of time and/or amount, and in some cases the corporation may have recourse against third parties for certain payments made by the corporation. It is not possible to predict the maximum potential amount of future payments under certain of these agreements, due to the conditional nature of the corporation's obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the corporation under these agreements have not had a material effect on the corporation's business, financial condition or results of operations. The corporation believes that if it were to incur a loss in any of these matters, such loss would not have a material effect on the corporation's business, financial condition or results of operations.

The material guarantees for which the maximum potential amount of future payments can be determined, are as follows:

Contingent Lease Obligations The corporation is contingently liable for leases on property operated by others. At July 2, 2011, the maximum potential amount of future payments the corporation could be required to make, if all of the current operators default on the rental arrangements, is $74 million. The minimum annual rentals under these leases are $15 million in 2012, $11 million in 2013, $10 million in 2014, $8 million in 2015, $2 million in 2016 and $28 million thereafter. The two largest components of these amounts relate to a number of retail store leases operated by Coach, Inc. and certain leases related to the corporation's U.K. Apparel operations that have been sold. Coach, Inc. is contractually obligated to provide the corporation, on an annual basis, with a standby letter of credit approximately equal to the next year's rental obligations. The letter of credit in place at the close of 2011 was $8 million. This obligation to provide a letter of credit expires when the corporation's contingent lease obligation is substantially extinguished. The corporation has not recognized a liability for the contingent obligation on either the Coach, Inc. leases or the U.K. Apparel leases.

Contingent Debt Obligations and Other The corporation has guaranteed the payment of certain third-party debt. The maximum potential amount of future payments that the corporation could be required to make, in the event that these third parties default on their debt obligations, is $12 million. At the present time, the corporation does not believe it is probable that any of these third parties will default on the amount subject to guarantee.

In 2010, the corporation recognized a $26 million charge for a Mexican tax indemnification related to the corporation's direct selling business that was sold in 2006.